Exhibit 99.1

ANNUAL MEETING June 15, 2016 Gold Resource Corporation NYSE MKT: GORO Shareholder focused production & exploration El Aguila Project, Oaxaca Mexico

This brochure contains statements that plan for or anticipate the future. Forward-looking statements include statements about the Company's ability to develop and produce gold or other precious metals, statements about our future business plans and strategies, statements about future revenue and the receipt of working capital, and most other statements that are not historical in nature. Forward-looking statements are often identified by words such as "anticipate," "plan," "believe," "expect," "estimate," and the like. Because forward-looking statements involve future risks and uncertainties, there are factors that could cause actual results to differ materially from those expressed or implied, including those described in our filings with the SEC. Prospective investors are urged not to put undue reliance on these forward-looking statements. This presentation is to be read in conjunction with the most current 10K available at the Securities & Exchange Commission website www.sec.gov. or www.Goldresourcecorp.com Forward Looking Statements 2

AGM Agenda 3 -2015 overview -Social License -Oaxaca Mining Unit -Switchback development -Nevada Mining Unit -2016 and the year ahead -Cost reduction efforts -Precious metals space Gold Mesa Property, Nevada USA

Context / Perspective 4 -Challenging time in a challenging industry -Volatile bear market in metals space continues -Suppressed metal prices compounds difficulty -Cost reduction measures stretch Company thin -We expect another challenging and difficult year ahead -WE ARE UP FOR THE CHALLENGE Stated June 2015 “ ” Statements made last year at the 2015 AGM

Context / Perspective 5 All Understatements & We rose to the challenge

2015 Overview 6 2015 marked our 5th consecutive year of profitability

2015 Overview 7 2015 marked our 65th consecutive monthly dividend since commercial production

2015 Overview 8 In a challenging bear market in the precious metal space, we boldly modified our budget, business plan and implemented cost reduction measures

2015 Overview 9 Successfully positioned the Company to survive the continued bear market of 2015

2015 Overview 10 Prepared to prosper as the 2016 turnaround in precious metals may continue to gain momentum

2015 Highlights 11 -Produced 29,644 gold ounces -Produced 2,506,337 silver ounces -Base metal production; 1,310 tonnes copper, 4,174 tonnes lead and 13,900 tonnes zinc -Annual net income of $3.1M or $0.06 per share

2015 Highlights 12 -$6.5 million annual dividends paid ($0.12 per share) -Achieved total dividend distributions milestone of $108 million -Continued high-grade drill intercepts from Arista and Switchback vein systems -Replaced tonnes mined back into our Proven and Probable Reserve Study -Acquired option on Gold Mesa, Nevada, USA 2015: ANOTHER YEAR OF SUCCESS IN CHALLENGING METALS MARKET

2016 Social / Corporate License Company was awarded the “ESR” seal for 2016 which acknowledges: -Socially responsible company -Positive social, environment & economic impact -Positive culture and business strategy -Employees, clients & business partners know Company has met ESR standards

Focused on the Americas 14 Nevada Mining Unit Exploration Stage Oaxaca Mining Unit Production & Exploration Stage Focused on the Americas Mining friendly jurisdictions High-grade gold & silver potential Undertook numerous site visits in 2015 looking for property opportunities the bear market provided. We capitalized on one acquisition and we continue to look for additional opportunities

Property Interest Exploration Development Production El Aguila 100% Alta Gracia 100% Las Margaritas 100% El Rey 100% El Chamizo 100% El Fuego 100% 15 Oaxaca Mining Unit Oaxaca Mining Unit Mining friendly jurisdiction 6 Potential high-grade Gold & Silver Properties 684 square kilometers 55 kilometer mineralized structural corridor El Aguila Project 1 operating mine; Arista underground 1 project development; Alta Gracia underground

16 Splay 05 Baja Vein Arista Vein Santiago Decline Ramp Oaxaca Mining Unit; Arista Underground Mine El Aguila ~600 meters

ARISTA MINE; 2016 TARGETED ORE BLOCKS

GOLD RESOURCE CORPORATION
NYSE MKT: GORO



Arista Vein System
Primary Ramp
900 L
850 L
800 L
750 L
700 L
650 L
600 L
550 L
500 L
450 L
400 L
350 L
300 L
Splay - 05
L8.5
L13.0
L18.0
L21.0
L23.0
Splay – 05 Ramp
Santiago
May
June
July
August
September
October
November
December
Chuy & Viridiana
Switchback Vein System
Internal Ramp
SwitchBack Ramp
Soledad
Sabrina
Baja & Splay-66
Vein 1 & Vein 3

Arista Mine; 2016 targeted Production 5% +/- range based on: - 26,000 gold ounces - 1,900,000 silver ounces - 1,100 copper tonnes - 3,200 lead tonnes - 12,900 zinc tonnes

Arista Mine; Arista & Switchback Vein Systems -Mineralized veins -Past drill holes -Fault -Vein -Mine development Arista Mine Plan View Arista Vein System Switchback Vein System ~500 meters

Arista Mine; 2016 Switchback High-Grade Arista Vein System Switchback Vein System -Mineralized veins -Past drill holes -Fault -Vein -Mine development -Meters down M hole Arista Mine Plan View

Arista Mine; 2016 Switchback High-Grade

Gold Resource Corporation
NYSE MKT: GORO



809000 E
809500 E
Switchback Vein System
8M@6.85g/tAu, 462g/tAg
14M@3.16g/tAu, 71g/tAg
10M@4.20g/tAu, 212g/tAg
11M@4.13g/tAu, 153g/tAg
12M@2.28g/tAu, 151g/tAg
18M@2.23g/tAu, 191g/tAg
9.5M@8.85g/tAu, 669g/tAg
13M@4.04g/tAu, 114g/tAg
11M@2.97g/tAu, 147g/tAg
Arista Vein System
N
1:5000
0 50 100 150 200 250 300 350
Arista Mine Plan View
-Mineralized veins
-Past drill holes
-Fault
-Vein
-Mine development
-Meters down hole M

ARISTA MINE; SWITCHBACK DRILL HIGHLIGHTS

GOLD RESOURCE CORPORATION
NYSE MKT: GORO

NOTABLE SWITCHBACK DRILL RESULTS

Hole #	Angle deg		From Meters	Interval Meters	Au g/t	Ag g/t	Cu %	Pb %	Zn %
516111	-40		122.18	9.50	8.85	669	0.67	1.86	6.83
		Incl.	122.80	0.95	31.40	5,420	1.35	0.93	2.32
		Incl.	129.25	2.43	10.36	64	0.90	1.65	3.59
			177.33	18.27	2.23	191	0.59	2.64	6.18
		Incl.	190.29	3.29	5.92	554	0.53	0.86	3.33
516101	-30		130.76	12.09	4.07	51	0.69	2.67	7.86
		Incl.	133.18	2.38	6.61	80	0.80	10.09	11.57
			147.84	28.86	1.87	104	0.44	3.17	13.44
		Incl.	152.02	3.07	6.67	58	0.81	2.76	12.29
			180.92	24.46	1.38	143	0.64	3.47	11.90
			221.13	8.03	6.85	462	0.54	2.03	5.21
		Incl.	223.74	2.32	15.60	1,192	0.60	1.59	5.53
514067	-35		378.88	6.12	5.53	76	0.15	0.41	4.15
			417.90	19.34	2.56	129	0.62	1.28	3.84
		Incl.	428.19	1.71	13.45	860	1.81	3.52	7.18
516114	-37		223.00	2.40	12.21	53	0.99	3.74	8.51
		Incl.	224.00	0.90	24.30	97	1.11	8.57	14.60
			240.43	4.96	4.42	22	0.62	0.60	3.48
			250.00	13.23	4.03	114	0.82	1.60	2.79
		Incl.	250.00	3.15	15.79	110	1.53	4.08	7.11
516103	-30		111.12	10.36	4.20	212	0.60	3.33	8.04
		Incl.	113.11	1.31	12.38	263	1.67	2.99	4.89
			138.64	14.38	3.16	71	0.57	1.45	5.86
		Incl.	138.64	2.26	9.61	104	0.41	2.58	6.58

Assays by ALS Chemex, Vancouver, BC Canada. Meters Down Hole, Not True Width.

NOTABLE SWITCHBACK DRILL RESULTS (cont.)

Hole #	Angle deg		From Meters	Interval Meters	Au g/t	Ag g/t	Cu %	Pb %	Zn %
516110	-35		105.28	11.92	4.13	153	0.44	3.97	8.27
		Incl.	105.28	2.76	5.19	135	0.66	7.26	12.65
		Incl.	109.94	2.58	10.77	420	0.65	7.67	13.40
515047	-36		357.42	3.30	3.91	188	0.19	2.87	4.89
			369.80	7.46	1.05	55	0.41	0.72	7.17
			390.75	15.22	3.18	292	0.87	1.56	4.26
		incl.	390.75	1.15	12.65	822	0.75	0.93	1.59
		incl.	392.28	1.91	5.06	388	3.52	3.04	5.70
			399.57	2.03	7.62	1,132	0.86	1.47	6.89
513028	-44		589.10	15.47	2.95	86	0.44	0.84	2.09
		Incl.	589.10	1.14	9.82	91	0.64	0.61	0.90
		Incl.	600.10	2.20	12.91	410	1.20	2.49	4.33
516115	-33		224.69	11.09	2.97	147	0.93	2.67	4.29
		Incl.	226.70	2.89	4.62	184	2.08	3.78	4.10
513055	-30		657.47	5.27	2.93	72	0.21	0.63	3.38
		incl.	659.93	0.37	0.24	459	0.05	0.97	26.20
		Incl.	661.07	1.19	12.20	100	0.44	1.38	3.20
515051	-32		359.92	4.43	2.95	68	0.31	6.53	7.53
		incl.	359.92	1.11	0.17	76	0.52	16.15	15.20
		incl.	362.52	1.07	9.21	104	0.24	6.44	6.35
			437.72	7.63	2.11	137	0.42	1.50	7.25
			528.92	2.68	3.35	28	0.68	2.75	7.86
			555.96	3.34	4.45	29	0.87	3.14	10.43

Assays by ALS Chemex, Vancouver, BC Canada. Meters Down Hole, Not True Width.

23 Fresh air intake Level 21 Exhaust air exit Level 14 Fresh air intake Level 10 Arista Switchback Arista Mine; Airflow Schematic Level 21 mine development has advanced over 300 meters with ~300 meters remaining to the ore zone Level 14 mine development advancement

-Significant continued high-grade drill intercepts (best to date) -Second drift advancement from level 21 progressing well -Targeting 4th quarter 2016 ore feed Development pace dependent on rock competency, water, gas flows, etc. No appreciable amount of water / gas has been encountered to date in Switchback development -Switchback provides Arista mine with longevity -Potential additional veins system discoveries Arista Mine; Switchback Development

Oaxaca Mining Unit; Alta Gracia Alta Gracia Project Alta Gracia MIRADOR VEIN Hole # Angle From Interval Au Ag deg Meters Meters g/t g/t 4140009 -47 133.10 5.06 1.53 1,383 incl. 133.10 0.31 0.34 365 incl. 133.41 0.36 1.06 845 incl. 133.77 1.35 0.39 155 incl. 135.12 0.35 0.81 609 incl. 135.47 0.54 1.78 1,010 incl. 136.01 0.49 0.49 509 incl. 136.50 1.66 3.15 3,230 4140013 -45 112.42 8.58 1.34 700 incl. 112.42 2.48 0.48 170 incl. 114.90 1.03 3.13 1,170 incl. 115.93 2.02 1.80 905 incl. 117.95 0.31 1.70 1,270 incl. 118.26 2.74 1.07 786 Meters downhole, not true width Assays by ALS Chemex, Vancouver, BC Canada SAN JUAN VEIN Hole # Angle From Interval Au Ag Cu Pb Zn deg Meters Meters g/t g/t % % % 4140033 -51 152.11 0.32 14.30 3,010 0.02 0.72 1.86 180.03 1.19 3.16 2,232 0.02 0.25 0.58 Incl. 180.03 0.34 4.01 2,580 0.02 0.21 0.68 180.37 0.44 3.91 3,110 0.03 0.45 0.90 180.81 0.41 1.64 1,000 0.00 0.06 0.17 EL HUAJE VEIN 4140020 -58 81.75 2.23 0.85 710 0.04 1.03 5.14 Incl. 81.75 1.61 0.98 922 0.04 1.38 6.99 Meters downhole, not true width Assays by ALS Chemex, Vancouver, BC Canada Discovered multiple high-grade precious and base metal veins Targeting Q4 2016 production Drill highlights include:

- Mine Permit in hand - Community and Union agreements / approval now in place to receive pending blasting permit - Constructing powder magazines for blasting permit Oaxaca Mining Unit; Alta Gracia Update Alta Gracia

Oaxaca Mining Unit; Alta Gracia Targets Alta Gracia -Target Q4 2016/Q1 2017 Aguila mill feed Timing largely dependent on final blasting permit -Target initial small scale mining at ~100-200 tonnes per day -Targeted agitated leach circuit mill feed (currently dormant) -Company’s 2016 production Outlook does not include Alta Gracia mineralization

Oaxaca Mining Unit; Alta Gracia Veins a)

Oaxaca Mining Unit; Alta Gracia Mineral Access Independencia Mirador Vein 38,500 tonnes @ 0.28 g/t Au, 248 g/t Ag 25,900 tonnes @ 1.14 g/t Au, 387 g/t Ag Mirador Splay 9,000 tonnes @ 1.22 g/t Au, 392 g/t Ag Initial mineral access from improving existing workings

Oaxaca Mining Unit; Las Margaritas-Los Trenes Target Margaritas Looking southeast along N70W fault system in the direction of the Arista Mine 10.7km direct line or 21km by road Road access close to target Los Trenes

Las Margaritas; Los Trenes Soil Sampling - Arista style ridge along N70W structure - Gold and silver anomalies in soil samples - Nearby road access - Exciting new target, potentially drilled in 2016 Gold Silver

32 Nevada Mining Unit; Exploration Stage Nevada Mining Unit Mining friendly jurisdiction Located in historic gold mining district High-grade open pit potential Property Interest Exploration Development Production Gold Mesa Option

NEVADA MINING UNIT; EXPLORATION STAGE

GOLD RESOURCE CORPORATION
NYSE MKT: GORO



Bruner
Canamex drill results:
118m@4.08g/t Au July 2012
Rawhide Mine
1.6MMoz.Au
17.5 MMoz.Ag
Paradise Peak Mine
2.6MMoz.Au
43 MMoz.Ag
Round Mountain Mine
10MMoz.Au
Calvada 3 Mine
Santa Fe Mine
Calvada 2 Mine
.5MMoz.Au
1 MMoz.Ag
Gold Mesa
NEVADA
Mineral County
Mineral
Image Landsat
© 2014 Google
GRC's Gold Mesa claims
Historic Mines
Prospect (GRC a Canamex shareholder)
Structural Interpretation

Gold Mesa; Initial April 2016 Drill Program

GOLD MESA; HIGH-GRADE RESULTS

Gold Resource Corporation
NYSE MKT: GORO

2016 Drill Result Highlights Announced June 14 Include:

15.2M@6.27g/t Au

33.5M@1.89g/t Au

4.6M@2.02g/t Au

10.7M@1.17g/t Au

7.6M@1.23g/t Au

6.1M@1.10g/t Au

Gold Mesa; High-Grade Results High-grade open pit potential Near surface mineralization 15.2M of 6.27g/t Au starting 9 meters down hole Drill data interpretation underway Second drill program planned Continued drill success eyes future production decision

2016 The Year Ahead 37 -Company is well positioned to capitalize on opportunities -2016 precious metal bull market thus far is encouraging -Expect a better year on numerous fronts -Metal price manipulators are confessing and being exposed -We look forward to the year ahead and stronger metals prices, potential deposit discoveries and new projects coming on line -WE ARE POSITIONED FOR 2016 SUCCESS

2016 Cost Reductions 38 Change of Auditors to EKS&H announced March, 2016 Stronger value proposition Nationally ranked, 40th largest accounting firm Servicing ~53 companies Strong mining team Based in Denver Colorado

2016 Cost Reductions 39 Change of Enterprise Resource Planning (ERP) to NetSuite, going live early 2016 Stronger value proposition Less reliant on expensive consultants Decreased IT maintenance costs Worlds #1 Cloud Business Management Software Suite

2016 Cost Reduction Goals

Gold Resource Corporation
NYSE MKT: GORO

Power Grid Project (probable 2016-2017)

- ~$3.5 million estimated capital expenditure (~7 month project payback)
- Estimated annual power cost savings of ~$4 million +/-
- Finalizing negotiations with ejidos for easements
- Working with Federal Power Commission for final approvals



Substation
San Bartolome Quialana
San Juan del Rio
San Dionisio Ocotepec
Guelavia
68 Kilometers
Aguila Mill
Yaxe
Totolapam
San Jose de Gracia
Unidad Minera
Quiechapa



ANNUAL POWER COST ESTIMATES
USD
10,000,000
9,000,000
8,000,000
7,000,000
6,000,000
5,000,000
4,000,000
3,000,000
2,000,000
1,000,000
0
Current GenSets
Grid
Savings potential ~$4 million
DIESEL
34.5 KV LINE

Targeted goal, actual results may vary

40

2016 Cost Reduction Goals 41 Salina Cruz Port Project (probable 2016) Shorter distance to haul concentrates Military controlled port facility Successful first 2016 trial shipment sent to port and by boat Ongoing trucker union negotiations for final haulage rates Targeted goal, actual results may vary

2016 Priorities and Focus 42 -Continue to expand Arista mine -Develop Switchback vein system -Bring Alta Gracia online -Cost reduction projects -Continued exploration -Expand high-grade mineralization -Test additional open pit targets -Evaluating new project opportunities Oaxaca Mining Unit: Nevada Mining Unit: Opportunities:

Gold Against The System 43 http://www.cnbc.com/2016/05/23/theres-still-time-to-buy-gold-technical-and-fundamental-traders-contend.html Gold and silver are the best performing assets in 2016 yet the mainstream media titles headlines that underscore gold as the anti-system to be brought down by the FED ???

Physical Gold vs. Paper Gold 44 http://www.visualcapitalist.com/inside-look-worlds-biggest-paper-gold-market/ Gold and silver are real money London and COMEX paper gold are fractionally reserve paper trading settled in cash. Cash is fiat currency backed only by the promise of a bankrupt system and escalating debt

45 http://www.visualcapitalist.com/inside-look-worlds-biggest-paper-gold-market/ Physical Gold vs. Paper Gold Synthetic paper gold Physical Gold

46 http://www.visualcapitalist.com/inside-look-worlds-biggest-paper-gold-market/ 95% of Gold Traded in London is unallocated 5% allocated with legal title Physical Gold vs. Paper Gold Synthetic paper gold manipulates gold market If +5% stand for delivery the system breaks

47 http://www.visualcapitalist.com/inside-look-worlds-biggest-paper-gold-market/ London dominates gold price discovery via synthetic paper gold Physical Gold vs. Paper Gold

Paper Gold vs Physical Gold 48 http://www.visualcapitalist.com/inside-look-worlds-biggest-paper-gold-market/

Gold Manipulation 49 Feb 23, 2015 (Bloomberg) – -The U.S. Justice Department is investigating the world’s biggest banks for manipulating prices of precious metals such as silver and gold (having already been caught and fined for manipulating LIBOR, FX, etc ) -At least 10 banks, including Barclays Plc, JPMorgan Chase & Co., Credit Suisse Group AG, UBS, Goldman Sachs, Societe Generale SA, Bank of Nova Scotia, and Standard Bank Group Ltd. and Deutsche Bank AG, are being probed by the Justice Department’s antitrust division for metal price manipulation http://www.bloomberg.com/news/articles/2015-02-24/banks-said-to-face-u-s-manipulation-probe-over-metals-pricing Mentioned at 2015 AGM

Gold Manipulation 50 Gold manipulators continue to be exposed: Barclays Bank $43.9 million settlement for gold-fix are they the only one? Nov. 12, 2014 (Bloomberg) -- Switzerland’s regulator FINMA found “serious misconduct” and “clear attempt to manipulate precious metals” by UBS AG Bank. UBS fined $139 million* * http://www.bloomberg.com/news/articles/2014-11-12/finma-s-ubs-foreign-exchange-settlement-includes-precious-metals Mentioned at 2015 AGM

Gold Manipulation 51 Gold manipulators continue to be exposed: Deutsche Bank Settles Silver, Gold Price-Manipulation Suits “Deutsche Bank AG has reached settlements in lawsuits over allegations it manipulated gold and silver prices, lawyers for traders of the commodities said in court filings ” "In addition to valuable monetary consideration to be paid into a settlement fund, the term sheet also provides for other valuable consideration such as provisions requiring Deutsche Bank’s cooperation in pursuing claims against the remaining defendants," http://www.bloomberg.com/news/articles/2016-04-13/deutsche-bank-settles-silver-price-fixing-claims-lawyers-say Manipulators exposed in 2016 April 13, 2016 — 4:12 PM MDT Barclays Plc, JPMorgan Chase & Co., Credit Suisse Group AG, UBS, Goldman Sachs, Societe Generale SA, Bank of Nova Scotia, and Standard Bank Group Ltd.?

Gold Manipulation 52 So what now? With more manipulation being exposed perhaps we are seeing better price discovery in 2016 What else could add transparency? China to the rescue! http://www.bloomberg.com/news/articles/2016-04-13/deutsche-bank-settles-silver-price-fixing-claims-lawyers-say

GOLD PRICE DISCOVERY

GOLD RESOURCE CORPORATION
NYSE MKT: GORO

Thu, 04/21/2016 - 17:03

All You Need to Know About China's New Shanghai Gold Fix

Aimed at finding the market-wide price in the world's No.1 gold mining and importing nation, it will either complement, challenge or supersede the world's long-established daily benchmark set in London, according to officials, traders and analysts commenting on the launch.

Both London and Shanghai also require physical delivery within 2 days of the auction. But while the LBMA Gold Price settles for large 400-ounce bars meeting the Association's Good Delivery specifications – and with a minimum fineness of 99.5% pure gold – the SGE's new price settles for 1-kilo gold bars meeting its own standard, set in consultation with the LBMA last July, requiring a fineness of not less than 99.99%

https://www.bullionvault.com/gold-news/shanghai-gold-042120163

53

China Gold Accumulation 54 -COMEX Hong Kong gold kilo bar withdrawals have passed 1,019 tonnes since March 2015 to Feb 2016 -Physical gold continues to move east while synthetic paper gold builds in the west http://investmentwatchblog.com/shanghai-gold-exchange-withdrawals-in-january-2016-top-225-tonnes/

2016 Gold-Silver Performance 55 Gold Silver Source: Bigcharts.com GLD and SLV as proxy’s for metal prices Return of the Gold and Silver Bull Market?

Why Gold, Why Now 56 China is taking delivery of physical gold while London and the U.S. COMEX trade and create more synthetic paper gold Shanghai Gold Exchange forcing more transparency and should ultimately control gold price fix once china has the gold holding they want and push there weight around Physical gold vs. paper gold war may end with paper gold defaults in London and on U.S. COMEX Manipulation of gold an silver heavily under fire Could be seeing the return of the precious metals bull market

While overcoming many challenges Gold Resource Corporation achieved its fifth consecutive year of profitability in 2015 which brands the year as a success. We responded to the challenges we faced during 2015 and positioned ourselves in to benefit in spite of them. The acquisition of Gold Mesa is a case in point. We look ahead in 2016 and beyond with a clear vision of Gold Resource Corporation as a diversified, low-cost precious metal producer, explorer and dividend payer with a shareholder-friendly philosophy. I want to personally thank you for weathering these volatile markets alongside the Company’s management team and on behalf of the Board of Directors, we thank you for your continued support. Thank You For Attending the 2016 AGM